Exhibit 10.39

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment (“Amendment”) to the Employment Agreement by and between Cardium Therapeutics, Inc. (as the successor of Aries Ventures Inc.), a Delaware corporation (“Company”), and Tyler M. Dylan (“Employee”), dated effective as of October 20, 2005 (“Agreement”), is made and entered into effective as of March 16, 2007. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1. Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Three Hundred Forty One Thousand Two Hundred Fifty dollars ($341,250) effective as of March 16, 2007.

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of March 16, 2007.

EMPLOYEE

/s/ Tyler M. Dylan
Tyler M. Dylan

COMPANY

Cardium Therapeutics, Inc., a Delaware corporation

/s/ Christopher Reinhard
Christopher Reinhard, Chief Executive Officer